UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 5, 2024, Complete Solaria, Inc., a Delaware corporation (the “Company”, “we” and “us”), entered into an Asset Purchase Agreement (the “APA”) among the Company, SunPower Corporation (“SunPower”) and the direct and indirect subsidiaries of SunPower (the “Debtors”) providing for the sale and purchase of certain assets relating to the Debtor’s Blue Raven Solar business and certain assets relating to the new homes business and non-installing dealer network previously operated by the Debtors (the “Acquired Assets”).

In connection with the closing of the transactions under the APA, on September 30, 2024, the Company, SunPower and the other Debtors entered into a Transition Services Agreement (the “TSA”) pursuant to which SunPower shall use commercially reasonable efforts to perform specified forward transition services relating to the Acquired Assets for the period set forth in the TSA. Additionally, during such transition services period, the Company shall use commercially reasonable efforts to perform specified reverse transition services to SunPower.

As consideration for the forward transition services provided by SunPower and the other Debtors, the Company will pay (a) specified license renewal and transfer fees, software license costs, employee costs, costs associated with insurance coverage, costs associated with banking services, certain facility costs, and certain other costs specified in the TSA, plus (b) all actual or necessary costs and out-of-pocket expenses incurred by SunPower in connection with the provision of the transition services, including for time spent by SunPower personnel and contractors in performing the forward transition services, plus (c) any additional license fees, consent costs, temporary right-of-use fees, royalties, or other amounts payable to any third party that may be necessary for SunPower and the other Debtors to provide the forward transition services. The Company will not receive any fees or remuneration for the reverse transition services provided by the Company to SunPower and the other Debtors.

The foregoing description of the TSA does not purport to be complete and is qualified in its entirety by the full text of the TSA, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on August 5, 2024, the Company entered into the APA with SunPower and the other Debtors providing for the sale and purchase of the Acquired Assets. Under the APA, the Company agreed, subject to the terms and conditions of the APA, to acquire the Acquired Assets and assume the Assumed Liabilities (each as defined in the APA) from the Debtors for $45,000,000 in cash at the closing of the transaction, including a deposit of $4,500,000 that was previously paid into an escrow account by the Company.

At a hearing held on September 23, 2024, the United States Court for the District of Delaware approved the sale of the Acquired Assets and the transactions under the APA. The sale of the Acquired Assets and other transactions under the APA closed on September 30, 2024.

As previously disclosed, the Company issued and sold 7.00% Convertible Senior Notes due 2029 (the “Notes”), the proceeds of which are to be used to pay the purchase price payable under the APA and for general corporate purposes, including but not limited to working capital. Thurman J. Rodgers, the Company’s Chief Executive Officer and a director of the Company, purchased $8,000,000 of the Notes. The remaining $72,000,000 of the Notes issued or issuable by the Company were purchased or are issuable to investment funds and high net worth individuals who do not have material relationships with the Company.

Item 7.01. Regulation FD Disclosure.

The Company posted to its website, completesolaria.com, information provided to certain purchasers of the Notes dated September 30, 2024 (the “Presentation”). A copy of the Presentation can be viewed at the Company’s website by first selecting “Investors,” then “News & Events,” then “Presentations.”

All statements in the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company’s Annual Report on Form 10-K filed on April 1, 2024, the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by this item are not available at this time and will be filed no later than 71 days after October 4, 2024, the date that this initial report on Form 8-K was due to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item are not available at this time and will be filed no later than 71 days after October 4, 2024, the date that this initial report on Form 8-K was due to be filed.

(d) Exhibits.

Exhibit Number	Description
10.1	Transition Services Agreement dated September 30, 2024 among Complete Solaria, Inc., SunPower Corporation and the other parties thereto*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Transition Services Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: October 1, 2024

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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